2025 Citi Global Property CEO Conference March 2 – 5, 2025 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property stabilizations, property acquisition and disposition activity, joint venture activity, development, redevelopment and repositioning activity and other capital expenditures, and capital raising and financing activity, as well as lease pricing, revenue and expense growth, occupancy, supply level, demand, job growth, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “proforma,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, as described below, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements: inability to generate sufficient cash flows due to unfavorable economic and market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors; exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry and sector; adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions or development projects on favorable terms, our ability to consummate any planned dispositions in a timely manner on acceptable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns; failure of development communities to be completed within budget and on a timely basis, if at all, to lease-up as anticipated or to achieve anticipated results; unexpected capital needs; material changes in operating costs, including real estate taxes, utilities and insurance costs, due to inflation and other factors; inability to obtain appropriate insurance coverage at reasonable rates, or at all, losses due to uninsured risks, deductibles and self-insured retentions, or losses from catastrophes in excess of our coverage limits; ability to obtain financing at favorable rates, if at all, and refinance existing debt as it matures; level and volatility of interest or capitalization rates or capital market conditions; the effect of any rating agency actions on the cost and availability of new debt financing; the impact of adverse developments affecting the U.S. or global banking industry, including bank failures and liquidity concerns, which could cause continued or worsening economic and market volatility, and regulatory responses thereto; significant change in the mortgage financing market that would cause single-family housing or other alternative housing options, either as an owned or rental product, to become a more significant competitive product; our ability to continue to satisfy complex rules in order to maintain our status as a REIT for federal income tax purposes, the ability of MAALP to satisfy the rules to maintain its status as a partnership for federal income tax purposes, the ability of our taxable REIT subsidiaries to maintain their status as such for federal income tax purposes, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; inability to attract and retain qualified personnel; cyber liability or potential liability for breaches of our or our service providers’ information technology systems, or business operations disruptions; potential liability for environmental contamination; changes in the legal requirements we are subject to, or the imposition of new legal requirements, that adversely affect our operations; extreme weather and natural disasters; disease outbreaks and other public health events and measures that are taken by federal, state and local governmental authorities in response to such outbreaks and events; impact of climate change on our properties or operations; legal proceedings or class action lawsuits; impact of reputational harm caused by negative press or social media postings of our actions or policies, whether or not warranted; compliance costs associated with numerous federal, state and local laws and regulations; and other risks identified in reports we file with the Securities and Exchange Commission from time to time, including those discussed under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. We undertake no duty to update or revise any forward-looking statements appearing in this presentation to reflect events, circumstances or changes in expectations after the date of this presentation. REGULATION G This presentation contains certain non-GAAP financial measures within the meaning of the Securities Exchange Act of 1934, as amended. Our definitions of such non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures can be found in the accompanying Appendix and under the “Filings & Financials – Quarterly Results” navigation tab on the “For Investors” page of our website at www.maac.com. Cover: Development | MAA Robinson | Orlando, FL

At a Glance1 About MAA | Strong Performance Platform ~2,400 ~$1B A3/A- 4.0x 12.6% 124 Associates ‘25F Development Pipeline Investment Grade Rated Net Debt to Adj EBITDAre 10-Year Annual Compounded TSR At 2/28/2025 Consecutive Quarterly Cash Dividends Paid Since IPO2 31 S&P 500 $23.5B 104.6K Years Public Member Company Total Market Cap Apartment Units Acquisition| MAA Vale| Raleigh/Durham, NC 1 As of 12/31/2024 unless otherwise noted 2 MAA’s quarterly dividend has never been suspended or reduced since first dividend payment on May 10, 1994

Strong Performance and Attractive Returns for Investors Core FFO per Share Expected 5-Year Compounded Annual Growth Rate of 4.6% High quality earnings stream; compounding Core FFO growth Strong dividend track record; steady growth and well-covered Superior long-term shareholder returns compared to average of comparable multifamily peers Annual Compounded Total Shareholder Returns Long-term Returns Exceed Peer Average* At February 28, 2025 5 YR 10 YR 15 YR 20 YR MAA 9.0% 12.6% 12.2% 12.3% PEER AVG* 5.2% 6.9% 11.1% 9.6% 1 2025 Forecasted Core FFO per Share of $8.77 represents the midpoint of our guidance range of $8.61 to $8.93. 1 Annual Common Dividend per Share Paid Never Suspended or Reduced | A Solid Record of Growth and Stability SOURCE: S&P Global *Peer average includes: AVB, CPT, EQR, ESS, and UDR

Full Cycle Earnings Performance Source: Green Street; Company Filings 1 Peer constituents include AVB, CPT, EQR, ESS and UDR. 2008-2025F from Company Filings; 2026F-2028F from Green Street Over the long-term, MAA’s Same Store NOI growth outperforms the peer average with less volatility 3.8% SAME STORE NOI GROWTH MAA 3.3% SAME STORE NOI GROWTH PEER AVERAGE1 LONG TERM AVERAGE 2009 – 2028F Higher Growth 4.2% SAME STORE NOI GROWTH MAA 4.5% SAME STORE NOI GROWTH PEER AVERAGE1 STANDARD DEVIATION 2009 – 2028F Lower Volatility

Creating Value Through the Full Market Cycle Differentiated Portfolio Strategy Unique market focus…captures benefits of high growth and demand Submarket and property type/class diversification helps to lessen periodic supply-side pressures… drives strong, long-term and full-cycle performance Diversified renter price point… appeals to broadest segment of the rental market… creates stability Outlook & Update Portfolio strategy and market dynamics…support long-term rent growth prospects New development, redevelopment and tech initiatives…expected to drive meaningful future value creation External Growth Opportunities Over 30 years successful Sunbelt transactions + strong balance sheet…drive robust deal flow In-house new development operation + JV “pre-purchase” development program…expands growth platform Robust Redevelopment Program Proven unit interior redevelopment program...enhances long-term earnings potential Property repositioning program...expected to drive additional property-level rent growth Technology Initiatives & Innovation Completed SmartHome installations and expanding ubiquitous wi-fi installations…expected to enhance revenue in 2025 and beyond Tech advances in AI, website lead generation & virtual leasing…expands prospect management effectiveness Balance Sheet Strength Strong, investment-grade balance sheet… positions us well to pursue new growth opportunities A3/A- credit rating reflects continued strength Sustainability Increasing focus on property efficiency measures…align with climate objectives Long-established focus on sustainability including driving energy/water use efficiency, strong governance and value for stakeholders Repositioned | MAA Gateway | Charlotte, NC

Unique Diversification & Balance Top 10 Markets1 1 4Q 2024 % Total Same Store NOI 2 Based on gross asset value at 12/31/2024 for total multifamily portfolio 3 Source: Yardi Matrix Asset Class Rating 4 Garden = 3 stories or less; Mid-rise = 4 to 9 stories; High rise = 10+ stories 70% 30% LARGE MARKETS2 MID-TIER MARKETS2 Multifamily Market Multifamily Market & Regional Office Multifamily Market & Corporate HQ Multifamily Development Underway 1 Atlanta, GA 11.5% 2 Dallas, TX 9.4% 3 Tampa, FL 7.2% 4 Orlando, FL 7.0% 5 Charlotte, NC 6.2% 6 Austin, TX 5.8% 7 Raleigh/Durham, NC 5.6% 8 Nashville, TN 4.9% 9 Houston, TX 3.8% 10 Charleston, SC 3.8% Diversified in PROPERTY TYPES2,4 Diversified in PROPERTY CLASS2,3 Diversified within SUBMARKETS2

Resident Income + Job Mix + Affordability = Solid Growth Opportunity + Collections SAME STORE RESIDENT PROFILE IN TOP MARKETS QTD AT 12/31/2024 AVG NEW RESIDENT INCOME AVG NEW LEASE RENT/ INCOME RESIDENT MED AGE RESIDENT % SINGLE TOP 5 EMPLOYMENT SECTORS 1 2 3 4 5 Atlanta, GA $93,710 20% 33 82% Dallas, TX $92,077 20% 33 82% Tampa, FL $107,520 22% 35 78% Orlando, FL $101,069 22% 38 67% TOURISM Charlotte, NC $91,458 20% 34 83% Austin, TX $77,924 21% 35 81% Raleigh/Durham, NC $81,517 21% 33 84% Nashville, TN $83,630 22% 33 79% Houston, TX $83,029 19% 34 84% OIL/GAS Charleston, SC $85,443 24% 33 85% Same Store $88,890 21% 34 81% PRIMARY EMPLOYMENT SECTORS FOR EXISTING RESIDENTS QTD AT 12/31/2024 Healthcare Technology Finance/ Banking/ Insurance Education Government Restaurants/ Food Service Manufacturing Retail Professional Services Self Employed Same Store 14% 9% 8% 6% 5% 5% 5% 5% 4% 3%

Supply Pressure Expected to Decrease in 2025

Market Supply Pressure and Relative Pricing Performance

Ranked by February YTD Lease Over Lease Blended Pricing Performance

SAME STORE MARKET	4Q 2024 % TOTAL NOI	ESTIMATED TIMING PEAK SUPPLY PRESSURE[1]	2024-2025F CHANGE IN SUPPLY PRESSURE[1]	2025F RELATIVE PERFORMANCE[2]
Washington, D.C.[3]	5.5%	4Q 2024	-8%	←→
Tampa, FL	7.2%	3Q 2024	-9%	↑
Houston, TX	3.8%	2Q 2024	-19%	↑
Charleston, SC	3.8%	3Q 2024	-16%	←→
Atlanta, GA	11.5%	2Q 2024	-18%	↑
Orlando, FL	7.0%	2Q 2024	-28%	↑
Dallas/Fort Worth, TX	12.7%	2Q 2024	-17%	↑
Charlotte, NC	6.2%	3Q 2024	-16%	↑
Raleigh/Durham, NC	5.6%	2Q 2024	-24%	←→
Nashville, TN	4.9%	2Q 2024	-18%	↑
Jacksonville, FL	3.0%	2Q 2024	-16%	↑
Phoenix, AZ	3.5%	4Q 2024	-6%	←→
Austin, TX	5.8%	3Q 2024	-14%	↑
TOTAL SAME STORE		2Q 2024	-17%	↑

Market Supply Outlook

Most major MAA markets saw a decline in starts beginning around 3Q 2022.

+

We project the highest level of supply pressure (as measured by number of units in lease-up) to be slightly over two years after the peak of construction starts, meaning our major markets are well positioned to see decreasing supply pressure in 2025.

Market Performance Expectations for 2025

With expected decreasing supply in 2025, we expect pricing performance improvement during the busy spring/summer leasing season, relative to 2024, in many of our markets.

↑ Higher growth relative to 2024
←→ Growth in line with 2024
↓ Lower growth relative to 2024

Source: Company, RealPage Market Analytics, Yardi Matrix

[1] Unit-weighted supply pressure forecasted by applying estimated construction and lease-up timelines to construction starts as a percentage of inventory. Peak supply pressure indicates period at which maximum lease-ups are active.

[2] 2025 Expected Lease-over-Lease Blended Pricing performance for MAA Same Store market compared to prior year performance.

[3] MAA Same Store markets of Northern Virginia, Maryland and Fredericksburg are combined in Washington, DC market.

MAA 9

High Absorption and Slowing Starts



Quarterly Absorption in MAA and REIT Peer Markets (% of total units)
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
MAA Markets Absorption
REIT Peer Markets Absorption

High Absorption

- MAA Markets have displayed stronger absorption than REIT peer markets in all quarters since Q1 2020 except two
- Unseasonably strong absorption for 1H 2024 highlights the demand strength in MAA Markets
- Absorption exceeding supply over the last two quarters



Starts in MAA and REIT Peer Markets (% of total units)
2.0%
1.5%
1.0%
0.5%
0.0%
100 bps
80 bps
60 bps
40 bps
20 bps
0 bps
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24
MAA Markets Starts
REIT Peer Markets Starts
Spread

Slowing Starts

- While consistently showing higher starts than REIT Peer Markets, MAA Markets are also showing a steeper decrease in new starts, resulting in improving demand/supply dynamics in 2025 and notably low supply in 2026
- High construction costs and elevated interest rates make a near-term pickup in starts unlikely.

Source: RealPage Market Analytics
Note: REIT Peers include AVB, CPT, EQR, ESS and UDR

MAA 10

Steady Demand Drivers for MAA Markets

2025 Forecasted Demand Drivers Outperform REIT Peer Markets[1]



1.4%
0.7%
2.0%
1.2%
1.4%
1.0%
Population Growth
Household Formation
Job Growth
MAA Markets
REIT Peer Markets

Demand fundamentals expected to remain strong in 2025 for MAA Markets relative to REIT Peer Markets.

Note: Data for REIT Peer Markets weighted by unit; REIT Peers include AVB, CPT, EQR, ESS and UDR.

MAA Portfolio Migration Trends



18%
15%
12%
9%
6%
3%
0%
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Move Ins from Non-MAA States
Move Outs to Non-MAA States

MAA markets continue to capture positive in-migration trends; migration outside our markets remains steady at 4% – 5% of our move-outs.



MAA Market

In-Migration Trailing 12 Months at 12/31/2024
From Coastal/Gateway State to Top MAA Markets (defined as >3% 4Q 2024 SS NOI)

Move-ins
from Non-MAA States
Trailing 12 Months at 12/31/2024
TO
Dallas | Charlotte | Nashville
Phoenix | Charleston | Savannah
Washington DC Area

>/= 13%

50% Of Move-ins from Non-MAA States Came from Peer Coastal/Gateway States

CA | NY | IL | NJ | MA | WA

Trend lines reflect top three MAA markets capturing migration from each of the following states: CA, NY, IL, NJ, MA, WA.

[1] Source: RealPage Market Analytics, Moody's Economy.com, Census Bureau

MAA 11

Diversified Portfolio & Price Point Capture Demand, Help Ease Supply Pressure

Starts in MAA Markets (% of total units)[1,2]


PEAK STARTS
1.0%
0.8%
0.8%
1.0%
1.1%
1.2%
1.1%
1.2%
1.6%
1.5%
1.5%
1.2%
1.3%
0.7%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
Q1 20
Q2 20
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
Q2 23
Q3 23
Q4 23
Q1 24
Q2 24
Q3 24
Q4 24

With starts in our markets trending downward starting in 4Q22, we expect deliveries to follow a similar trend lagged by 2 years.

Submarket Supply Look[1]

- MAA rents average approximately $263/unit less than new supply in our submarkets driving a better value proposition for the prospective renter and appealing to a broader segment of the renter market
- MAA submarket diversification within markets helps mitigate effect of urban-focused supply wave

Increasing Home Ownership vs Renting Affordability Gap

- MAA's record low percentage of move-outs to single family homes highlights the impact that high single family home prices paired with elevated interest rates have on single family home affordability.

a level of protection against supply pressure

MAA's extensive market, submarket & property class diversification

MAA's rent price point, appealing to broad segment of the rental market

MAA's Broad Demand Band

MAA's rent profile appeals to the broadest band of renters within our markets.

Around 39% of our units are priced at least $250/month below recent deliveries in the same submarket, and another 9% of our units are in submarkets without any recent deliveries.[1,3]

RECORD LOW

4Q 2024 | Same Store

total moveouts[4]	42.0%
% of moveouts to home-buying	12.3%
% of moveouts to single family rentals	3.2%

[1] Data from RealPage Market Analytics (supply deliveries, rent gap)
[2] Percentage based on number of existing units
[3] Deliveries within past year in MAA Same Store submarkets where rent data is available from RealPage. MAA properties with no recent deliveries nearby are excluded from analysis.
[4] Total moveouts refers to Resident Turnover as defined in this presentation's accompanying Appendix

MAA 12

Compelling Acquisition Opportunities Emerging

Recently Acquired Communities in Initial Lease-up Expected to Deliver Average NOI Yields of ~6% upon Stabilization





MAA Vale | Raleigh/Durham, NC
ACQUIRED 2Q 2024
EXPECTED STABILIZATION ~3Q 2025





MAA Boggy Creek | Orlando, FL
ACQUIRED 3Q 2024
EXPECTED STABILIZATION ~1Q 2025





MAA Cathedral Arts | Dallas, TX
ACQUIRED 4Q 2024
EXPECTED STABILIZATION ~2Q 2026

MAA 13

Acquisitions and Developments Poised to Deliver Additional Value ACTIVE DEVELOPMENTS AT 12/31/2024 PROPERTY MSA UNITS EXPECTED COST (IN MILLIONS) EXPECTED 1ST OCCUPANCY EXPECTED STABILIZATION1 MAA Nixie 3 Raleigh/Durham, NC 406 $145.5 3Q 2024 3Q 2026 MAA Breakwater Tampa, FL 495 197.5 1Q 2025 1Q 2027 Modera Liberty Row 4 Charlotte, NC 239 112.0 3Q 2025 4Q 2026 MAA Plaza Midwood 5 Charlotte, NC 302 101.5 2Q 2026 4Q 2027 Modera Chandler 5 Phoenix, AZ 345 117.5 2Q 2026 4Q 2027 MAA Porter Richmond, VA 306 99.5 1Q 2027 1Q 2028 MAA Milepost 35 II Denver, CO 219 78.0 2Q 2026 4Q 2027 TOTAL ACTIVE DEVELOPMENTS 2,312 $851.5 LEASE-UP COMMUNITIES AT 12/31/2024 ACTIVE LEASE-UPS AT 9/30/23 PROPERTY MSA UNITS COST TO DATE (IN MILLIONS) PHYSICAL OCCUPANCY EXPECTED STABILIZATION1 MAA Optimist Park Charlotte, NC 352 $107.0 91.2% 1Q 2025 ACQUISITION | 4Q23 MAA Boggy Creek Orlando, FL 310 83.8 90.0% 1Q 2025 ACQUISITION | 3Q24 Novel West Midtown 2,3 Atlanta, GA 340 91.4 82.1% 2Q 2025 DEVELOPMENT | 3Q23 Novel Daybreak 2,3 Salt Lake City, UT 400 95.1 69.5% 3Q 2025 DEVELOPMENT | 3Q24 MAA Vale Raleigh/Durham, NC 306 81.2 66.7% 3Q 2025 ACQUISITION | 2Q24 Novel Val Vista 2, 3 Phoenix, AZ 317 78.7 56.2% 3Q 2025 DEVELOPMENT | 4Q24 MAA Milepost 35 3 Denver, CO 352 123.6 61.4% 3Q 2025 DEVELOPMENT | 4Q24 MAA Cathedral Arts Dallas, TX 386 105.1 44.0% 2Q 2026 ACQUISITION | 4Q24 TOTAL LEASE-UPS 2,763 $766.1 69.7% Source: Company 4Q 2024 Earnings Release Supplemental 1 Communities considered stabilized when achieving 90% average physical occupancy for 90 days 2 MAA owns 80% of joint venture that owns property; right to purchase remainder after stabilization 3 Active or recently completed development projects currently leasing. 4 MAA financing 3rd party development of property; option for purchase after stabilization 5 MAA owns 95% of joint venture that owns property; right to purchase remainder after stabilization 6 Value creation calculated using adjusted proforma stabilized NOI for current development projects and lease-up communities at a 5.0% cap rate, less expected investment basis All Active Developments + Completed Developments in Initial Lease-up AT 12/31/2024 $70M - $80M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $289M EXPECTED TOTAL VALUE CREATION6 6.1% EXPECTED AVERAGE STABILIZED NOI YIELD Active Developments Currently Leasing + Completed Developments in Initial Lease-up AT 12/31/2024 EXPANDED lease-up and development PIPELINE stabilizing into lower supply environment

Development Program Expands Revenue Growth Potential

Combination of In-House and "Pre-Purchase"* Development Supports Continued Value Creation

- ✓ Established history and success of disciplined capital deployment
- ✓ Design and investment managed from an owner/operator perspective; long-term margins optimized



MAA Nixie | LEASING AT 12/31/2024
Raleigh/Durham, NC



MAA Breakwater
Tampa, FL


PRE-PURCHASE FINANCING

Modera Liberty Row
Charlotte, NC


PRE-PURCHASE

MAA Plaza Midwood
Charlotte, NC


PRE-PURCHASE

Modera Chandler
Phoenix, AZ



MAA Porter
Richmond, VA



MAA Milepost 35 II
Denver, CO

*Pre-purchase developments are joint ventures and/or financing arrangements with outside developers with MAA acquiring full ownership following the stabilized lease-up of the community.
See definition of Lease-up Communities in this presentation's accompanying Appendix

MAA 15

2025 and Future Development Expectations msa Units STATUS Denver, CO 259 Owned Orlando, FL 698 Owned Denver, CO 181 Owned Raleigh/Durham, NC 225 Owned Denver, CO 429 Owned Denver, CO 520 Owned Atlanta, GA 294 Owned TOTAL 2,606 2025 Development Pipeline EXPECTED TO BE MAINTAINED AT APPROXIMATELY $1 Billion Additional Near-Term Opportunities: DENVER | ORLANDO RALEIGH/DURHAM | CHARLESTON NORTHERN VIRGINIA $22M EXPECTED TOTAL STABILIZED INCREMENTAL NOI $88M EXPECTED TOTAL VALUE CREATION1 2025 DEVELOPMENT STARTS 1 Value creation calculated using adjusted proforma stabilized NOI for expected 2025 development projects at a 5.0% cap rate, less expected investment basis Future Development Pipeline: Land Sites EXPECTED CONTRIBUTION Development | Modera Chandler | Phoenix, AZ ~3-4 starts expected in 2025

Gaining Momentum in 2025 Absorption Continues (Concessions Abate Sunbelt Supply Slows Absorption Continues (Concessions Abate) Sunbelt Supply Slows Sunbelt Demand Outperforms Interest Rates Steady Strong Resident Profile Platform Initiatives/ Margin Expansion Redevelopment Opportunities Repositioning Projects Expanded Development Pipeline/Higher Earnings Growth Acquisition Opportunities The convergence of Sunbelt market dynamics & MAA’s growth initiatives suggests coming OUTPERFORMANCE EXTERNAL MOMENTUM INTERNAL MOMENTUM

Gaining Momentum in a Transition Year: 2025 Same Store Pricing Trends Lease Over Lease Average Pricing Change 2025 same store 4Q 2024 Feb 2025 ytd1 EFFECTIVE LEASES NEW LEASE -8.1% -6.7% RENEWAL 4.2% 4.6% BLENDED -2.1% -0.7% Occupancy 2025 SAME STORE 4Q 2024 Feb 2025 ytd1 AVG DAILY PHYSICAL OCCUPANCY 95.6% 95.6% 2025 year to date1 new lease pricing improved in most of our top 10 NOI markets (including Austin) and is up 140 bps on a portfolio basis from Q4 2024 + 2025 year to date1 blended lease pricing trending in line with expectations + Successfully protecting occupancy during slower leasing season; 30 bps improvement 2025 year to date1 from same period in the prior year + Lowest volume of leases occur in seasonally slower 4Q and 1Q periods (November – February) Development | MAA Milepost 35 | Denver, CO 1Year to date performance as of February 27, 2025

Gaining Momentum in a Transition Year: Full Year 2025 Same Store Outlook

		2025 FULL YEAR GUIDANCE MIDPOINT
REVENUE	Effective Rent Growth[1]	[-0.30% … 0.20% … 0.70%]
	Property Revenue Growth	[-0.35% … 0.40% … 1.15%]
	Average Physical Occupancy Steady occupancy expected for full year	[95.3% … 95.6% … 95.9%]
EXPENSE	Property Expense Growth	[2.45% … 3.20% … 3.95%]
	▸ Real Estate Tax Growth	[2.00% … 2.75% … 3.50%]
NOI	Property NOI Growth	[-2.15% … -1.15% … -0.15%]

SAME STORE PORTFOLIO
MIDPOINT OF FULL YEAR GUIDANCE RANGE
Actual = A; Forecasted = F

2024A Earn-in	-40 bps
2025F Rent Growth*	60 bps
2025F EFFECTIVE RENT GROWTH	20 bps
2025F Other Revenue	20 bps
2025F PROP REVENUE GROWTH**	40 bps

*Expected contribution to 2025F Revenue from 2025F Blended Lease Pricing
**Negligible contribution expected from Occupancy and Delinquency


NIXIE

Development | MAA Nixie | Raleigh/Durham, NC

[1] Effective Rent Growth differs from blended lease over lease pricing growth. Blended lease over lease pricing growth, as reflected in the prior slide, refers to new and renewal lease pricing effective during the period stated as compared to the prior lease. Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Please refer to the accompanying Appendix at the end of this presentation for a full definition of Average Effective Rent per Unit.

MAA 19

Gaining Momentum in a Transition Year: 2025 Core FFO and Investment Outlook

CORE FFO/SHARE[1]

	2025 GUIDANCE MIDPOINT
Full Year 2025[2]	[$8.61 … $8.77 … $8.93]
Q1 2025[3]	[$2.08 … $2.16 … $2.24]

CORPORATE EXPENSES

	2025 FULL YEAR GUIDANCE MIDPOINT
Total Overhead[4] Asset Management / Tech / Regional Support + G&A	[$132.5M … $134.5M … $136.5M]

CAPITAL SPEND INITIATIVES

	2025 FULL YEAR GUIDANCE MIDPOINT
Kitchen & Bath Redevelopment Expect 5.5K to 6.5K units in 2025	[$40M … $45M … $50M]
Repositioning Program Expected delivery of 6 projects in 2Q 2025; 6-7 new starts expected in late 2025	[$16M … $20M … $24M]
Ubiquitous WiFi Program Expect 23 installations in 2025	[$12M … $15M … $18M]

MULTIFAMILY TRANSACTIONS/FINANCING

	2025 FULL YEAR GUIDANCE MIDPOINT
Acquisitions	[$350M … $400M … $450M]
Dispositions	[$300M … $325M … $350M]
Development Funding Wholly-owned and pre-purchase JV deals	[$250M … $300M … $350M]
Debt Issuance Expect 2 bond issuances for external growth and refinancing	• $400M/4% Debt; 4Q 2025 Maturity • Expected Net Buyer in 2025

[1] In this context, per Share means per diluted common share and unit.
[2] Forecasted Earnings per diluted common share of $5.51 to $5.83 ($5.67 midpoint) for full year 2025. See Appendix for Reconciliation of Non-GAAP Financial Measures.
[3] MAA does not forecast quarterly Earnings per diluted common share as MAA cannot predict forecasted transaction timing within a particular quarter (rather than during the year).
[4] Property management expenses and General and administrative expenses as noted in Company filings

MAA 20

Unit Interior Upgrades Continues to Drive Higher Value Property Redevelopment Program Opportunity Approximately 12K units identified for redevelopment across Same Store portfolio with potential to create additional rent growth value SCOPE Redevelopments are performed on turn at select communities (properties remain in Same Store group), minimizing down time and allowing us to continually refine the program with real-time improvements Standard program includes kitchen and bath upgrades Stainless ENERGY STAR-rated appliances Countertop replacement Updated cabinetry Water efficient plumbing fixtures Energy efficient light fixtures Flooring ~25K unit upgrades from 2022-2025F 2022 2023 2024 2025F Production 6,574 6,858 5,665 5,500 – 6,500 Average Per Unit Cost $6,109 $6,453 $6,219 $7,000 – $8,000 Average Rent Increase 10.0% 7.1% 7.3% 7.0% – 9.0% PROGRAM RESULTS Kitchen Update MAA Gateway, Charlotte, NC Before After Redevelopment Program provides opportunity to further green our portfolio.

Repositioning Select Properties to Drive Additional Value MAA Harbour Island | Tampa, FL Updated and Expanded Fitness Centers Co-working Areas to Support Remote Work Desirable Amenities MAA Gardens | Atlanta, GA MAA Gateway (Pet Spa) | Charlotte, NC Exterior Amenities for Today’s Lifestyles MAA Worthington | Dallas, TX Property Repositioning Program Thoughtful Upgrades to Maximize Revenue Program includes upgrade of amenities, exteriors and common areas to keep pace with market demand Candidates evaluated on location, potential for rent growth, competition and incoming supply Full community repriced upon project completion Expected total spend in 2025 of $20M on 6 projects started in 2024 and 6-7 projects expected to start in late 2025 All completed projects fully and/or partially repriced averaged approximately 14.6% cash on cash return with $108/unit rent increase (above market increase) 6-7 project starts expected in late 2025 Before After

Platform Value Initiatives - Technology Enabled

Smart Home Technology

- Final 3 same store properties complete in early 2025
- ~$29 million of NOI (140bps margin) expected in the run rate by mid 2025
- Over 4,000 validated leaks detected from 2020-2024; estimated expense/capital savings of $3 million

Community Wi-Fi

- Completed 4 ubiquitous wi-fi retrofits in 2024; plan to expand to 23 additional properties in 2025
- $1.2 million of additional NOI expected in 2025 from 27 projects + $5.9 million of ongoing NOI once complete
- Long term opportunity of $40 - $50 million NOI (120 bps margin) from this broader project

Podding

- 35 property manager pods in place generating $2 million of annual expense savings

Double Play/Telecom Agreements

- $18 million NOI in current run rate for double offering of cable and internet services in units (or Double Play); represents roughly half the portfolio
- Additional $2 million revenue from marketing agreements for the other half of portfolio

Mobile Maintenance

- Enhanced move-out inspection process through mobile maintenance, $1.4 million realized in annual additional revenue

Centralized Lease Administration

- Testing centralized lease administration duties; transitioning former onsite tasks related to lease application and execution (income and id verification, proof of utilities, lease generation, etc.) to centralized specialists (30K+ hours – time savings - annually)

Renter's Insurance

- Outsourcing renters' insurance procurement and compliance
- Marginal NOI opportunity of $0.9 million before time savings consideration (8K hours – time savings - annually)

Website

- Various AI/chat tools in place to help drive and produce quality leads, 24/7/365
- Capture and process leasing leads in a more efficient and effective manner

Sustainability Initiatives

- Solar projects: Pilot program with three projects in Austin; expected to generate $200K in annual utilities savings; potential to expand to multiple markets
- Smart Irrigation projects: At the end of 2024 and beginning of 2025, expanded the smart irrigation initiative to 16 additional properties with significant water use reduction and an expected utility expense savings of over $100K annually.
- Building Automation System projects: Expanding smart thermostats, HVAC maintenance and energy optimization for common area systems across eight properties to improve efficiency, reduce utility costs, and lower emissions.

MAA 23

Online Leasing Platform Enhances Leasing Efficiency

MAA continues to adopt, develop and deploy innovative solutions to enhance our leasing efficiency and effectiveness as well as our online presence. Recent website updates enhance user experience.

Community features, floor plans, points of interest and more tailored to each prospect

Personalization strategy focuses on increasing and accelerating online conversions using targeted content and making desired content easier to find



MAA
Communities
Resident Experience
About
Careers
Recently Viewed
0 Saved Items
Find your home
Overview
Available Units
Amenities
Features
Property Map
Neighborhoods
FAQ
Orlando
MAA Sand Lake
360° Tour
Gallery
EXPERIENCE-MAA
Pool Fitness Kitchen Living Room
1 / 6
Resort-Inspired Pool
With a pristine design and chic lounging areas, the pool offers a relaxing escape with a touch of elegance.
Find Your Floor Plan
Schedule a Tour
Chat With Me
Explore the Area
Additional Items

Online conversion tool guides prospects throughout their rental journey with expanded AI technology creating an interactive and personalized experience

Google Analytics

provides concrete data for strategic implementations on the website

Over 50% of leads sourced from organic/paid media channels (lower reliance on more expensive ILS* channels)

* Internet Listing Service



MAA SAND LAKE
6265 Sand Lake Vista Drive, Orlando, FL
(407) 477-4106
Monday - Friday: 9:00 A.M. - 6:00 P.M.
Saturday: 10:00 A.M. - 5:00 P.M.
Sunday: Closed
Apply Now
Tour Your Way
Ask a question

Prominent Call to Action buttons to increase and accelerate conversions

Multiple tour options available

#1 in sector

Online Reputation Management

increases digital curb appeal through online reviews; drives resident retention = lower turnover

4.6

OUT OF 5

★★★★★

GOOGLE STAR RATING[1]

[1] Google Star Rating Feb 2025 YTD

MAA's Technology Enhancements Expand, Upgrade Leasing Toolbox

- Objective to create a multi-functional and fully integrated self-service/self-touring leasing platform that results in a seamless, easy to use process for the entire leasing process
- Technology rollout staggered with careful piloting of complementary platforms
- Expected margin expansion through personnel, systems and marketing expense savings

MAA 24

Strong, Investment Grade Balance Sheet Note: Total Capitalization is defined here as common shares and units outstanding multiplied by the closing stock price on 12/31/2024, plus total debt outstanding at 12/31/2024, plus Preferred stock ($50 redeemable stock price multiplied by total shares outstanding). $18.5B Common Equity $5.0B Total Debt + Preferred Debt + Preferred/Total capitalization: 21.3% credit ratings SHORT TERM LONG TERM OUTLOOK Standard & Poor’s Ratings Services1 A-2 A- STABLE Moody’s Investors Service2 P-2 A3 STABLE Fitch Ratings1 F1 A- STABLE 1 Corporate credit rating assigned to MAA and MAALP (the operating partnership of MAA) 2 Corporate credit rating assigned to MAALP Well-laddered debt with one maturity in 4Q 2025* Nearly $1.0 billion of combined cash and available capacity under MAALP’s unsecured revolving credit facility; supports increasing development pipeline and acquisition opportunities1 95% fixed debt to protect against higher interest rates1 One of Eight Public REITs to be A- Rated or Above AT 12/31/2024 * Excluding commercial paper 1 As of 12/31/2024

Balance Sheet Strength Positions Us Well for Future Growth Opportunities

CREDIT METRICS AT 12/31/2024

	MAA	SECTOR AVG[2,3]
Total debt / adjusted total assets[1]	29.0%	29.9%
Total secured debt / adjusted total assets[1]	2.1%	4.5%
Unencumbered NOI / total NOI	95.9%	91.5%
Net Debt / Adjusted EBITDA*re*[4]	4.0x	4.7x
Consolidated income available for debt service to total annual debt service charge[1]	6.7x	6.0x
Weighted average maturity of debt (in years)	7.3	6.4
Core FFO Payout Ratio[5]	66.7%	64.5%

[1] MAA calculations as specifically defined in Mid-America Apartments, L.P.'s debt agreements.
[2] Sector average represents publicly disclosed sector equivalent.
[3] Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 4Q 2024 company filings.
[4] Adjusted EBITDAre in this calculation represents the trailing twelve-month period ended December 31, 2024. A reconciliation of the following items and an expanded discussion of their respective components can be found in the accompanying Appendix: (i) Net income to EBITDA, EBITDAre and Adjusted EBITDAre; and (ii) Unsecured notes payable and Secured notes payable to Net Debt.
[5] Core FFO Payout Ratio is defined here as 2024 annual dividends declared divided by full year 2024 Core FFO/Share per 4Q 2024 company filings.

DEBT MATURITY PROFILE ($ IN MILLIONS) AT 12/31/2024



Revolving Credit Facility and/or Commercial Paper
Debt [1]
$ 250
$399.3
$298.7
$598.1
$397.9
$556.4
$298.2
$446.3
$394.7
$0.0
$343.8
$997.5

	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035+
TOTAL DEBT MATURING	13.0%	6.0%	12.0%	8.0%	11.2%	6.0%	9.0%	7.9%	0.0%	6.9%	20.0%
FIXED RATE DEBT INTEREST RATE	4.2%	1.2%	3.7%	4.2%	3.7%	3.1%	1.8%	5.4%	0.0%	5.1%	4.2%

TOTAL DEBT AVG INTEREST RATE 3.8%

95% Total Debt is Fixed Rate

[1] Debt excluding unsecured revolving credit facility and unsecured commercial paper program.

MAA 26

A Brighter View for Today & Tomorrow: Our Sustainability Commitment

As part of our ongoing mission to provide exceptional service and superior value to our stakeholders, we are committed to the responsible stewardship of our resources and the enhancement of programs that support our environmental, social and governance practices.

2018 – 2028

REDUCTION GOALS

ENERGY USE INTENSITY	GREEN HOUSE GAS INTENSITY	WATER USE INTENSITY
35%	45%	10%

Original goals achieved early – TARGETS RESET

IMPROVING DISCLOSURES

MSCI

RATING: BB
2024

GRESB

2024 GRESB
PUBLIC DISCLOSURE SCORE
A

2024 GRESB SCORE
THREE GREEN STARS


80
100

MANAGEMENT SCORE


29
30

PERFORMANCE SCORE


51
70

2023 GRESB RESULTS:
SCORE: 78/100; MANAGEMENT: 28/30: PERFORMANCE: 50/70

CDP

RATING: B
2023

Corporate Sustainability Report
Includes
GRI | SASB | TCFD
UN SDG
Disclosures

5th Report Published
October 2024

STRATEGIC
ENVIRONMENTAL INITIATIVES

- LED Lighting Transition
- Smart Home Technology

SUBSTANTIALLY COMPLETE PROGRAMS

- Building Automation Systems
- Advanced Smart Irrigation Systems

EXPANDING PROGRAMS

- Photovoltaic Solar Project
  Testing solar projects at select Austin, TX properties

PILOTING PROGRAM

MAA 27

A Brighter View for Today & Tomorrow: Our Sustainability Commitment

SUPPORTING ASSOCIATE WELL-BEING

HEALTH & WELLNESS Comprehensive Medical, Dental and Vision Insurance; Flexible Spending Accounts; Employee Assistance Program

FINANCIAL WELL-BEING Competitive Pay; Associate Minimum Pay, $15/hour; Incentive Bonuses; 401(k) Savings Plan with Company Match; Rent Discount

CAREER DEVELOPMENT Ongoing Education and Training Opportunities; Tuition & Certification Reimbursement; Career Mentor Program; Leadership Development

BELONGING Strong Company Culture; Robust Communication & Recognition Programs; Inclusive Diversity Council; Associate Surveys; Disaster Relief Program

FOCUSING ON DIVERSITY AND INCLUSION

- Inclusive Diversity Council
- Unconscious Bias Training for All Associates
- Required Annual Training on Harassment and Discrimination for All Associates
- Enhanced Recruiting Processes
- Culture Committee
- Executive and Board Oversight
- Signatory of CEO Action for Diversity & Inclusion™
- Support for Employee Resource Groups

CARING FOR OUR BROADER COMMUNITY

OPEN ARMS

Open Arms, now in its 30th year, continues its mission to provide fully-furnished apartment homes in MAA's existing communities FREE of charge to individuals and families who must travel for critical medical treatment.



54 homes in 12 states

Over 3,600 families helped

Nearly 315,000 nights of rest provided

A record $1.1 million in funding raised in 2024

ELEVATING THE RESIDENT EXPERIENCE

- Responsive service program and routine surveys
- Online resident portal for ease of transactions, service request submission and communication
- Property amenities to promote healthy lifestyles
- Ongoing resident engagement and events

MAA 28

Appendix Reconciliation of Non-GAAP Financial Measures Non-GAAP Financial Measures and Other Key Definitions

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO FFO, CORE FFO, CORE AFFO AND FAD

Amounts in thousands, except per share and unit data

	Three months ended December 31,		Year ended December 31,	
	2024	2023	2024	2023
Net income available for MAA common shareholders	$ 165,724	$ 159,554	$ 523,855	$ 549,118
Depreciation and amortization of real estate assets	149,457	139,437	579,927	558,969
(Gain) loss on sale of depreciable real estate assets	(55,028)	1	(55,003)	62
MAA's share of depreciation and amortization of real estate assets of real estate joint venture	162	159	628	615
Gain on consolidation of third-party development [1]	(206)	—	(11,239)	—
Net income attributable to noncontrolling interests	4,428	4,392	14,033	15,025
FFO attributable to common shareholders and unitholders	264,537	303,543	1,052,201	1,123,789
Loss (gain) on embedded derivative in preferred shares [1]	4,300	(20,391)	18,751	(18,528)
Gain on sale of non-depreciable real estate assets	—	—	—	(54)
Gain on investments, net of tax [1][2]	(3,205)	(2,928)	(6,078)	(3,531)
Casualty related charges (recoveries), net [1]	338	392	(9,326)	980
Gain on debt extinguishment [1]	—	—	—	(57)
Legal costs, settlements and (recoveries), net [1][3]	1,437	(2,854)	9,437	(4,454)
Mark-to-market debt adjustment [4]	—	—	—	(25)
Core FFO attributable to common shareholders and unitholders	267,407	277,762	1,064,985	1,098,120
Recurring capital expenditures	(23,418)	(26,318)	(112,228)	(111,685)
Core AFFO attributable to common shareholders and unitholders	243,989	251,444	952,757	986,435
Redevelopment capital expenditures	(17,903)	(20,735)	(51,670)	(98,177)
Revenue enhancing capital expenditures	(15,394)	(20,455)	(75,960)	(71,623)
Commercial capital expenditures	(3,542)	(2,382)	(7,823)	(6,922)
Other capital expenditures	(24,662)	(8,563)	(71,820)	(31,672)
FAD attributable to common shareholders and unitholders	$ 182,488	$ 199,309	$ 745,484	$ 778,041
Dividends and distributions paid	$ 176,336	$ 167,768	$ 705,160	$ 669,388
Weighted average common shares - diluted	116,892	116,733	116,776	116,645
FFO weighted average common shares and units - diluted	119,958	119,837	119,929	119,722
Earnings per common share - diluted:				
Net income available for common shareholders	$ 1.42	$ 1.37	$ 4.49	$ 4.71
FFO per Share - diluted	$ 2.21	$ 2.53	$ 8.77	$ 9.39
Core FFO per Share - diluted	$ 2.23	$ 2.32	$ 8.88	$ 9.17
Core AFFO per Share - diluted	$ 2.03	$ 2.10	$ 7.94	$ 8.24

(1) Included in Other non-operating expense (income) in the Consolidated Statements of Operations.
(2) For the three months ended December 31, 2024 and 2023, gain on investments is presented net of tax expense of $0.9 million and $0.8 million, respectively. For the twelve months ended December 31, 2024 and 2023, gain on investments is presented net of tax expense of $1.7 million and $0.9 million, respectively.
(3) During the twelve months ended December 31, 2024, in accordance with its accounting policies, MAA recognized $8.0 million of accrued legal defense costs that are expected to be incurred through July 2027.
(4) Included in Interest expense in the Consolidated Statements of Operations.

MAA 30

Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS TO NET OPERATING INCOME

Dollars in thousands

	Three Months Ended		Year Ended	
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income available for MAA common shareholders	$ 165,724	$ 159,554	$ 523,855	$ 549,118
Depreciation and amortization	150,852	140,888	585,616	565,063
Property management expenses	17,579	17,467	72,040	67,784
General and administrative expenses	14,072	15,249	56,516	58,578
Interest expense	44,192	38,579	168,544	149,234
(Gain) loss on sale of depreciable real estate assets	(55,028)	1	(55,003)	62
Gain on sale of non-depreciable real estate assets	—	—	—	(54)
Other non-operating expense (income)	949	(27,219)	(1,655)	(31,185)
Income tax expense	1,755	1,148	5,240	4,744
Income from real estate joint venture	(546)	(516)	(1,951)	(1,730)
Net income attributable to noncontrolling interests	4,428	4,392	14,033	15,025
Dividends to MAA Series I preferred shareholders	922	922	3,688	3,688
Total NOI	$ 344,899	$ 350,465	$ 1,370,923	$ 1,380,327
Same Store NOI	$ 331,047	$ 338,297	$ 1,321,177	$ 1,339,810
Non-Same Store and Other NOI	13,852	12,168	49,746	40,517
Total NOI	$ 344,899	$ 350,465	$ 1,370,923	$ 1,380,327

MAA 31

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO EBITDA, EBITDAre AND ADJUSTED EBITDAre (1) Included in Other non-operating expense (income) in the Consolidated Statements of Operations. During the twelve months ended December 31, 2024, in accordance with its accounting policies, MAA recognized $8.0 million, of accrued legal defense costs that are expected to be incurred through July 2027. Dollars in thousands   Three Months Ended     Year Ended       December 31, 2024     December 31, 2023     December 31, 2024     December 31, 2023   Net income   $ 171,074     $ 164,868     $ 541,576     $ 567,831   Depreciation and amortization     150,852       140,888       585,616       565,063   Interest expense     44,192       38,579       168,544       149,234   Income tax expense (benefit)     1,755       1,148       5,240       4,744   EBITDA     367,873       345,483       1,300,976       1,286,872   (Gain) loss on sale of depreciable real estate assets     (55,028)     1       (55,003)     62   Gain on consolidation of third-party development (1)     (206)     —       (11,239)     —   Adjustments to reflect MAA’s share of EBITDAre of unconsolidated affiliates     345       339       1,363       1,350   EBITDAre     312,984       345,823       1,236,097       1,288,284   Loss (gain) on embedded derivative in preferred shares (1)     4,300       (20,391)     18,751       (18,528) Gain on sale of non-depreciable real estate assets     —       —       —       (54) Gain on investments (1)     (4,143)     (3,704)     (7,809)     (4,449) Casualty related charges (recoveries), net (1)     338       392       (9,326)     980   Gain on debt extinguishment (1)     —       —       —       (57) Legal costs, settlements and (recoveries), net (1)(2)     1,437       (2,854)     9,437       (4,454) Adjusted EBITDAre   $ 314,916     $ 319,266     $ 1,247,150     $ 1,261,722

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE TO NET DEBT RECONCILIATION OF TOTAL ASSETS TO GROSS ASSETS RECONCILIATION OF REAL ESTATE ASSETS, NET TO GROSS REAL ESTATE ASSETS Dollars in thousands                 December 31, 2024     December 31, 2023   Unsecured notes payable   $ 4,620,690     $ 4,180,084   Secured notes payable     360,267       360,141   Total debt     4,980,957       4,540,225   Cash and cash equivalents     (43,018)     (41,314) Net Debt   $ 4,937,939     $ 4,498,911   (1) Included in Assets held for sale in the Consolidated Balance Sheets. (1) Included in Assets held for sale in the Consolidated Balance Sheets. Dollars in thousands                 December 31, 2024     December 31, 2023   Total assets   $ 11,812,369     $ 11,484,503   Accumulated depreciation     5,327,584       4,864,690   Accumulated depreciation for Assets held for sale (1)     30,218       —   Gross Assets   $ 17,170,171     $ 16,349,193   Dollars in thousands                 December 31, 2024     December 31, 2023   Real estate assets, net   $ 11,515,418     $ 11,183,905   Accumulated depreciation     5,327,584       4,864,690   Assets held for sale, net     7,764       —   Accumulated depreciation for Assets held for sale (1)     30,218       —   Cash and cash equivalents     43,018       41,314   Gross Real Estate Assets   $ 16,924,002     $ 16,089,909

Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF EARNINGS PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER DILUTED SHARE FOR FULL YEAR 2025 GUIDANCE Non-Core FFO items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on non- depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net; and mark-to-market debt adjustments.     Full Year 2025 Guidance Range       Low     High   Earnings per common share – diluted   $ 5.51     $ 5.83   Real estate depreciation and amortization     5.09       5.09   Gains on sale of depreciable assets (2.00) (2.00) FFO per Share – diluted     8.60       8.92   Non-Core FFO items (1)     0.01     (0.01) Core FFO per Share – diluted     8.61       8.93   Recurring capital expenditures     (0.98)     (0.98) Core AFFO per Share - diluted   $ 7.63     $ 7.95

Non-GAAP Financial Measures Adjusted EBITDAre For purposes of calculations in this release, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDAre, represents EBITDAre further adjusted for items that are not considered part of MAA’s core operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, gain or loss on investments, casualty related charges (recoveries), net, gain or loss on debt extinguishment and legal costs, settlements and (recoveries), net. As an owner and operator of real estate, MAA considers Adjusted EBITDAre to be an important measure of performance from core operations because Adjusted EBITDAre excludes various income and expense items that are not indicative of operating performance. MAA’s computation of Adjusted EBITDAre may differ from the methodology utilized by other companies to calculate Adjusted EBITDAre. Adjusted EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance. Core Adjusted Funds from Operations (Core AFFO) Core AFFO is composed of Core FFO less recurring capital expenditures. Because net income attributable to noncontrolling interests is added back, Core AFFO, when used in this release, represents Core AFFO attributable to common shareholders and unitholders. Core AFFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers Core AFFO to be an important measure of performance from operations because Core AFFO measures the ability to control revenues, expenses and recurring capital expenditures. Core Funds from Operations (Core FFO) Core FFO represents FFO as adjusted for items that are not considered part of MAA’s core business operations such as adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares; gain or loss on sale of non-depreciable assets; gain or loss on investments, net of tax; casualty related charges (recoveries), net; gain or loss on debt extinguishment; legal costs, settlements and (recoveries), net, and mark-to-market debt adjustments. Because net income attributable to noncontrolling interests is added back, Core FFO, when used in this release, represents Core FFO attributable to common shareholders and unitholders. While MAA's definition of Core FFO may be similar to others in the industry, MAA’s methodology for calculating Core FFO may differ from that utilized by other REITs and, accordingly, may not be comparable to such other REITs. Core FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that Core FFO is helpful in understanding its core operating performance between periods in that it removes certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. EBITDA For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA excludes various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income as an indicator of operating performance. EBITDAre For purposes of calculations in this release, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDAre, is composed of EBITDA further adjusted for the gain or loss on sale of depreciable assets, gain on consolidation of third-party development and adjustments to reflect MAA’s share of EBITDAre of an unconsolidated affiliate. As an owner and operator of real estate, MAA considers EBITDAre to be an important measure of performance from core operations because EBITDAre excludes various expense items that are not indicative of operating performance. While MAA’s definition of EBITDAre is in accordance with NAREIT’s definition, it may differ from the methodology utilized by other companies to calculate EBITDAre. EBITDAre should not be considered as an alternative to Net income as an indicator of operating performance.

Non-GAAP Financial Measures Funds Available for Distribution (FAD) FAD is composed of Core FFO less total capital expenditures, excluding development spending, property acquisitions, capital expenditures relating to significant casualty losses that management expects to be reimbursed by insurance proceeds and corporate related capital expenditures. Because net income attributable to noncontrolling interests is added back, FAD, when used in this release, represents FAD attributable to common shareholders and unitholders. FAD should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and capital expenditures. Funds From Operations (FFO) FFO represents net income available for MAA common shareholders (calculated in accordance with GAAP) excluding gain or loss on disposition of operating properties, asset impairment and gain on consolidation of third-party development, plus depreciation and amortization of real estate assets, net income attributable to noncontrolling interests and adjustments for joint ventures. Because net income attributable to noncontrolling interests is added back, FFO, when used in this release, represents FFO attributable to common shareholders and unitholders. While MAA’s definition of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Assets Gross Assets represents Total assets plus Accumulated depreciation and Accumulated depreciation for Assets held for sale. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Gross Real Estate Assets Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation, Assets held for sale, net, Accumulated depreciation for Assets held for sale, Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. Net Debt Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) exchange proceeds included in Restricted cash. MAA believes Net Debt is a helpful tool in evaluating its debt position. Net Operating Income (NOI) Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. Non-Same Store and Other NOI Non-Same Store and Other NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Non-Same Store and Other Portfolio during the period. Non-Same Store and Other NOI includes storm-related expenses related to severe weather events, including hurricanes and winter storms. Non-Same Store and Other NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Non-Same Store and Other NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

Definitions of Non-GAAP Financial Measures and Other Key Definitions Same Store NOI Same Store NOI represents Rental and other property revenues less Total property operating expenses, excluding depreciation and amortization, for all properties classified within the Same Store Portfolio during the period. Same Store NOI excludes storm-related expenses related to severe weather events, including hurricanes and winter storms. Same Store NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes Same Store NOI is a helpful tool in evaluating operating performance because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance. OTHER KEY DEFINITIONS Average Effective Rent per Unit Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit. Average Physical Occupancy Average Physical Occupancy represents the average of the daily physical occupancy for an applicable period. Development Communities Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio. Lease-up Communities New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Non-Same Store and Other Portfolio Non-Same Store and Other Portfolio includes recently acquired communities, communities in development or lease-up, communities that have been disposed of or identified for disposition, communities that have experienced a significant casualty loss, stabilized communities that do not meet the requirements defined by the Same Store Portfolio, retail properties and commercial properties. Resident Turnover Resident turnover represents resident move outs excluding transfers within the Same Store Portfolio as a percentage of expiring leases on a trailing twelve month basis as of the end of the reported quarter. Same Store Portfolio MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions or events warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized when achieving 90% average physical occupancy for 90 days. Communities that have been approved by MAA’s Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have experienced a significant casualty loss are also excluded from the Same Store Portfolio.